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                                                                     Exhibit 4.1


    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE, OCTOBER 13, 1998

    [##]                                                           *[##] SHARES*

                                                                   CUSIP [     ]

                                INTERDENT, INC.

      50,000,000 Shares Common Stock, with a par value of $.001 per share 30,000,000 Shares Preferred Stock, with a par value of $.001 per share


This Certifies that ____________________ is the owner of __________________
fully paid and non-assessable Shares of the Common Stock of InterDent, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. In Witness Whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________ say of __________A.D. 19


--------------------------------------   -------------------------------------
L. Theodore Van Eerden                                        Michael T. Fiore
Chief Development Officer,               Co-Chairman of the Board of Directors
Executive Vice President and Secretary             and Chief Executive Officer


SHARES NOT VALID UNTIL COUNTERSIGNED BY TRANSFER AGENT

______________________________________________________
Transfer Agent                    Authorized Signature

        TranSecurities International, Inc.
    2510 N. Pines Ste. 202, Spokane, WA 99206

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FOR VALUE RECEIVED, __________________________________ HEREBY SELLS, ASSIGNS
AND TRANSFERS UNTO ______________________________ (_____________) SHARES
REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________________________ ATTORNEY TO TRANSFER THE
SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED________________________, 199__

                                       STOCKHOLDER

                                       ---------------------------------------
                                       (Signature of Stockholder)


                                       ---------------------------------------
                                       (Signature of Stockholder)


IN PRESENCE OF:  ------------------------------


                 ------------------------------
                           (Witness)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.